                                                                     Exhibit 4.7

                                                                        EXECUTED

================================================================================

                           CHC HELICOPTER CORPORATION

          (a corporation incorporated under the federal laws of Canada)

                    7 3/8% Senior Subordinated Notes due 2014


                               PURCHASE AGREEMENT


Dated: April 21, 2004

================================================================================

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                                TABLE OF CONTENTS

                               PURCHASE AGREEMENT

SECTION 1. Representations and Warranties by Company and the Subsidiary
              Guarantors ................................................................4

    (a)    Representations and Warranties ...............................................4

    (b)    Officer's Certificates ......................................................16


SECTION 2. Sale and Delivery to Initial Purchasers; Closing ............................16

    (a)    Securities ..................................................................16

    (b)    Payment .....................................................................16

    (c)    Denominations; Registration .................................................17


SECTION 3. Covenants of Company and the Subsidiary Guarantors ..........................17

    (a)    Offering Memorandum .........................................................17

    (b)    Notice and Effect of Material Events ........................................17

    (c)    Amendment to Offering Memorandum and Supplements ............................18

    (d)    Qualification of Securities and Guarantees for Offer and Sale ...............18

    (e)    Rating of Securities ........................................................18

    (f)    The Depository Trust Company ................................................18

    (g)    Use of Proceeds .............................................................18

    (h)    Restriction on Sale of Securities ...........................................19

    (i)    PORTAL Designation ..........................................................19


SECTION 4. Payment of Expenses .........................................................19

    (a)    Expenses ....................................................................19

    (b)    Termination of Agreement ....................................................20


SECTION 5. Conditions of Initial Purchasers' Obligations ...............................20

    (a)    Opinions of Counsel for the Company and Certain of its
              Subsidiaries .............................................................20

                                        i
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
    (b)    Opinion of Counsel for Initial Purchasers ...................................21

    (c)    Officer's Certificate .......................................................21

    (d)    Accountants' Comfort Letters ................................................21

    (e)    Bring-down Comfort Letter ...................................................22

    (f)    Portal Market ...............................................................22

    (g)    Execution of Transaction Documents ..........................................22

    (h)    Tender Offer ................................................................22

    (i)    Credit Facility .............................................................22

    (j)    Additional Documents ........................................................22

    (k)    Termination of Agreement ....................................................23


SECTION 6. Subsequent Offers and Resales of the Securities .............................23

    (a)    Offer and Sale Procedures ...................................................23

    (b)    Covenants of the Company and the Subsidiary Guarantors ......................25

    (c)    Resale Pursuant to Rule 903 of Regulation S or Rule 144A ....................26

    (d)    Additional Representations and Warranties of Initial Purchasers .............27


SECTION 7. Indemnification .............................................................27

    (a)    Indemnification of Initial Purchasers .......................................27

    (b)    Indemnification of the Company and the Subsidiary Guarantors ................28

    (c)    Actions Against Parties; Notification .......................................28

    (d)    Settlement Without Consent if Failure to Reimburse ..........................29


SECTION 8. Contribution ................................................................29


SECTION 9. Representations, Warranties and Agreements to Survive Delivery ..............30


SECTION 10.Termination of Agreement ....................................................31

    (a)    Termination; General ........................................................31

    (b)    Liabilities .................................................................31

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
SECTION 11. Default by One or More of the Initial Purchasers ...........................31


SECTION 12. Notices ....................................................................32


SECTION 13. Parties ....................................................................32


SECTION 14. Appointment of Agent for Service ...........................................32


SECTION 15. GOVERNING LAW AND TIME .....................................................33


SECTION 16. Effect of Headings .........................................................33


SCHEDULES
Schedule A - List of Initial Purchasers .......................................... Sch A-1
Schedule B - Pricing Information ................................................. Sch B-1
Schedule C - List of Subsidiaries ................................................ Sch C-1
Schedule D - List of Process Agents .............................................. Sch D-1

EXHIBITS

Exhibit A - Form of Opinion of Patterson Palmer and Ogilvy Renault ................... A-1
Exhibit B - Form of Opinion of Shearman & Sterling LLP ............................... B-1
Exhibit C - Form of Opinion of Paull & Williamsons ................................... C-1
Exhibit D - Form of Opinion of Law Chambers .......................................... D-1
Exhibit E - Form of Opinion of Minter Ellison ........................................ E-1
Exhibit F - Form of Opinion of White and Case LLP .................................... F-1
Exhibit G - Form of Opinion of IWG Daws .............................................. G-1
Exhibit H - Form of Opinion of Van Doorne. ........................................... H-1
Exhibit I - Form of Opinion of Weirsholm Mellby & Bech advokat firma AS .............. I-1

                                       iii
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                           CHC HELICOPTER CORPORATION
          (a corporation incorporated under the federal laws of Canada)
                                  $250,000,000
                   7 3/8 % Senior Subordinated Notes due 2014

                               PURCHASE AGREEMENT

                                                                  April 21, 2004

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Scotia Capital (USA) Inc.

c/o Merrill Lynch & Co.
Four World Financial Center
250 Vesey Street
New York, New York 10800

Ladies and Gentlemen:

             CHC HELICOPTER CORPORATION, a corporation incorporated under the federal laws of Canada (the "Company"); each of CHC HELICOPTER HOLDINGS LIMITED, a corporation incorporated under the federal laws of Canada, CHC HELICOPTERS INTERNATIONAL INC., a corporation incorporated under the federal laws of Canada, VIKING HELICOPTERS LIMITED, a corporation incorporated under the federal laws of Canada, CANADIAN HELICOPTERS (U.K.) LIMITED, a corporation incorporated under the laws of Scotland, CHC Scotia Limited, a corporation incorporated under the laws of England, BRINTEL HOLDINGS LIMITED, a corporation incorporated under the laws of Scotland, BRINTEL HELICOPTERS LIMITED, a corporation incorporated under the laws of Scotland, FLIGHT HANDLING LIMITED, a corporation incorporated under the laws of Scotland, BOND HELICOPTER SERVICES LIMITED, a corporation incorporated under the laws of Scotland, NORTH DENES AERODROME LTD., a corporation incorporated under the laws of England, COURT AIR (PROPRIETARY) LTD., a corporation incorporated under the laws of South Africa, COURT HELICOPTER SERVICES (PROPRIETARY) LIMITED, a corporation incorporated under the laws of South Africa, COURT FLIGHT SAFETY (PROPRIETARY) LTD., a corporation incorporated under the federal laws of South Africa, CHC HELICOPTERS (AFRICA) (PROPRIETARY) LTD., a corporation incorporated under the federal laws of South Africa, LLOYD HELICOPTER SERVICES LIMITED, a corporation incorporated under the laws of Scotland, MANAGEMENT AVIATION LIMITED, a corporation incorporated under the laws of England, LLOYD HELICOPTER SERVICES PTY. LTD., a corporation incorporated under the federal laws of Australia, LLOYD OFFSHORE HELICOPTERS PTY. LTD., a corporation incorporated under the federal laws of Australia, LLOYD BASS STRAIT HELICOPTERS PTY. LTD., a corporation incorporated under the federal laws of Australia, LLOYD HELICOPTERS INTERNATIONAL PTY. LTD. in its own capacity and as trustee of the The Australian Helicopters Trust, a trust existing under the laws of Australia, a corporation incorporated under the federal laws of Australia, LLOYD HELICOPTERS PTY. LTD., a Corpo-

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ration incorporated under the federal laws of Australia, CHC HELICOPTERS
(BARBADOS) LIMITED, a corporation incorporated under the laws of Barbados, CHC CAPITAL (BARBADOS) LIMITED, a corporation incorporated under the laws of Barbados , CHC LEASING (BARBADOS) LIMITED, a corporation incorporated under the laws of Barbados, CHC IRELAND LIMITED, a corporation incorporated under the federal laws of Ireland, CHC Sweden AB, a corporation incorporated under the federal laws of Sweden, CHC NETHERLANDS BV, a corporation incorporated under the laws of The Netherlands, SCHREINER LUCHTVAART GROEP BV, a corporation incorporated under the laws of The Netherlands, CAPITAL AVIATION SERVICES BV, a corporation incorporated under the laws of The Netherlands, HANDELSMAATSCHAPPIJ SCHREINER & CO. BV, a corporation incorporated under the laws of The Netherlands, LUCHTVAARTMAATSCHAPPIJ SCHREINER AIRWAYS BV, a corporation incorporated under the laws of The Netherlands, SCHREINER AIRCRAFT MAINTENANCE BV, a corporation incorporated under the laws of The Netherlands, SCHREINER NORTHSEA HELICOPTERS BV, a corporation incorporated under the laws of The Netherlands, SCHREINER NORTHSEA HELICOPTERS CV, a limited partnership existing under the laws of The Netherlands, SCHREINER CANADA LTD., a corporation incorporated under the federal laws of Canada, SCHREINER ONROEREND GOED BV, a corporation incorporated under the laws of The Netherlands, AVIATION PERSONNEL RECRUITMENT AND MANAGEMENT (APRAM) LIMITED, a corporation incorporated under the laws of Cyprus, SCHREINER TCHAD SA, a corporation incorporated under the laws of Tchad, 4083423 CANADA INC., a corporation incorporated under the federal laws of Canada, WHIRLY BIRD SERVICES LIMITED, a corporation incorporated under the laws of Scotland, and CHC HELICOPTERS (MAURITIUS) LTD., a corporation incorporated under the laws of Mauritius (collectively, the "Subsidiary Guarantors"), confirm their agreement with Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Scotia Capital (USA) Inc. ("Scotia Capital"), (collectively, the "Initial Purchasers", which term shall also include any initial purchaser substituted as hereinafter provided in Section 11 hereof), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in Schedule A of $250,000,000 aggregate principal amount of the Company's 7 3/8% Senior Subordinated Notes due 2014 (the "Securities"). The Securities are to be issued pursuant to an indenture dated as of April 27, 2004 (the "Indenture") among the Company, each Subsidiary Guarantor and The Bank of New York, as trustee (the "Trustee"). The obligations of the Company under the Indenture and the Securities will be guaranteed (the "Guarantees") by each of the Subsidiary Guarantors, pursuant to the Indenture. When, in this Agreement, the term "subsidiary" is used uncapitalized in reference to the Company, it shall signify reference to any one of the Company's wholly or partly owned subsidiaries, including the Subsidiary Guarantors, and any other company, partnership or enterprise controlled by the Company at a given time.

             Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Company and DTC.

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             The holders of Securities will be entitled to the benefits of a
Registration Rights Agreement, in form and substance reasonably satisfactory to the Initial Purchasers (the "Registration Rights Agreement"), pursuant to which the Company and the Subsidiary Guarantors agree to file with the Securities and Exchange Commission (the "Commission"), under certain circumstances, a registration statement registering notes with terms identical to those of the Securities (the "Exchange Securities") and which will evidence the same continuing indebtedness of the Company and the Subsidiary Guarantors, to be offered in exchange for the Securities, and, under certain circumstances, a registration statement registering the Securities for resale, in both cases together with the related Guarantees, under the Securities Act of 1933, as amended (the "1933 Act").

             The Company and each Subsidiary Guarantor understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Securities are to be offered and sold through the Initial Purchasers in the United States without being registered under the 1933 Act, in reliance upon exemptions therefrom and in Canada in reliance on exemptions from the requirement to file a prospectus relating to the Securities under the securities laws, rules, regulations and written policy statements (collectively, the "Canadian Securities Laws") of any province of Canada in which the Securities are offered (collectively, the "Relevant Provinces"). Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") of the rules and regulations promulgated under the 1933 Act by the Commission or, if such investors are Canadian residents, pursuant to an available exemption from the prospectus and registration requirements under applicable Canadian Securities
Laws).

             The Company has prepared on behalf of itself and the Subsidiary Guarantors and has delivered to each Initial Purchaser, copies of a U.S. preliminary offering memorandum dated April 8, 2004 (the "U.S. Preliminary Offering Memorandum") and a Canadian preliminary offering memorandum of the same date (the "Canadian Preliminary Offering Memorandum" and, together with the U.S. Preliminary Offering Memorandum, the "Preliminary Offering Memorandum") and has prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a U.S. final offering memorandum dated April 21, 2004 (the " U.S. Final Offering Memorandum") and a Canadian final offering memorandum of the same date (the "Canadian Final Offering Memorandum" and, together with the U.S. Final Offering Memorandum, the "Final Offering Memorandum"), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the

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Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

             In connection with the offering of the Notes, on April 7, 2004 the Company commenced an offer to purchase (the "Tender Offer") any and all of its outstanding (euro)94.3 million 11 3/4% Senior Subordinated Notes due 2007 (the "2007 Notes"). The Company is also soliciting consents (the "Consent Solicitation") from the holders of the 2007 Notes to amend the indenture governing the 2007 Notes to eliminate substantially all of the restrictive covenants therein and to release the collateral securing the 2007 Notes. The Company is also seeking consent from the lenders under its senior credit facility (the "Credit Facility") to allow for the consummation of the Tender Offer and the offering of the Notes.

             Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Offering Memorandum.

             SECTION 1. Representations and Warranties by Company and the Subsidiary Guarantors.

             (a) Representations and Warranties.

             The Company and each of the Subsidiary Guarantors, jointly and severally, represent and warrant to each Initial Purchaser as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agree with each Initial Purchaser, as follows:

                 (i) Similar Offerings.

                 None of the Company or any Subsidiary Guarantor or any of their affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security in a manner that would result in the integration of such offer or solicitation with the offering of the Securities contemplated herein and would require the Securities to be registered under the 1933 Act.

                 (ii) Offering Memorandum.

                 The Offering Memorandum does not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser expressly for use in the Offering Memorandum.

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                 (iii) Independent Accountants.

                 The accountants who certified the financial statements and supporting schedules included in the Offering Memorandum are independent public accountants with respect to the Company and its subsidiaries, and Schreiner Luchtvaart Groep B.V. ("Schreiner") and its subsidiaries as the case may be, within the meaning of (a) the Canada Business Corporations Act, (b) Regulation S-X under the 1933 Act and (c) the auditor independence standard adopted by the Canadian Institute of Chartered Accountants in December 2003.

                 (iv) Financial Statements.

                 The consolidated financial statements of the Company and of
             Schreiner, together with the related schedules and notes, included in the Offering Memorandum present fairly the financial position of the Company or of Schreiner, as the case may be, and their respective consolidated subsidiaries at the dates indicated and the results of operations, changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with Canadian generally accepted accounting principles ("Canadian GAAP"), in the case of the Company, and in conformity with Dutch generally accepted accounting principles ("Dutch GAAP"), in the case of Schreiner, in each case applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Offering Memorandum present fairly in accordance with Canadian GAAP, or Dutch GAAP as the case may be, the information required to be stated therein. The reconciliations of the Company's financial statements, as presented in accordance with Canadian GAAP to the same financial statements, as they would have been presented under United States generally accepted accounting principles ("U.S. GAAP"), found in the notes to the financial statements included in the Offering Memorandum, present fairly all material differences that would arise in converting the Company's financial statements from Canadian GAAP to U.S. GAAP. The selected consolidated historical financial data and the summary consolidated historical financial data included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The unaudited pro forma consolidated financial statements of the Company and its subsidiaries and the related notes thereto included in the Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein; and the assumptions used in the preparation thereof are reasonable and the adjustments made therein are appropriate to give effect to the transactions and circumstances referred to therein.

                 (v) No Material Adverse Change in Business.

                 Since the respective dates as of which information is given in the Offering Memorandum, except as disclosed therein, (A) there has been no material adverse change in the

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             condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                 (vi) Existence of the Company.

                 The Company has been duly organized and is validly existing as a corporation under the laws of Canada and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement and is in good standing under the laws of Canada; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                 (vii) Good Standing of Subsidiaries.

                 Each of the Company's subsidiaries has been duly organized and is validly existing as a corporation, trust or other corporate entity, as the case may be, in good standing under the laws of the jurisdiction of its incorporation (to the extent good standing status is authorized by such jurisdiction), has corporate power and authority or power and authority under its constituent documents and the laws of its jurisdiction of organization to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the extent set forth under "Percentage of Equity Owned by the Company" in Schedule C hereto, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as provided in or pursuant to the Senior Credit Facility and the Trust Indenture governing the Company's 8% Subordinated Debentures due 2007; none of the outstanding shares of capital stock of the subsidiaries was issued in violation of any preemptive or similar rights of any security holder of such subsidiary. Except as set forth in Schedule C hereto, the Company owns, directly or indirectly, no material interest in the equity of any person.

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                 (viii) Capitalization.

                 The table presenting the Company's capitalization as set forth in the Offering Memorandum under the caption "Capitalization" presents fairly the information shown therein and has been properly compiled on the bases described therein; and the assumptions used in preparation thereof are reasonable and the adjustments made therein are appropriate to give effect to the transactions and circumstances referred to therein. The issued and outstanding shares of each class of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                 (ix) Authorization of this Agreement.

                 The execution, delivery and performance of this Agreement has been duly authorized by the Company and by each of the Subsidiary Guarantors and this Agreement has been duly executed and delivered by such parties.

                 (x) Authorization of the Indenture.

                 The execution, delivery and performance of the Indenture has been duly authorized by the Company and each Subsidiary Guarantor and, when executed and delivered by the Company, each Subsidiary Guarantor and the Trustee, will constitute a valid and binding agreement of the Company and each Subsidiary Guarantor, enforceable against the Company and each Subsidiary Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) (the "Enforcement Exceptions"). The Company has received an exemption order under subsection 82(3) of the Canada Business Corporations Act exempting the Indenture from the applicable provisions of Part VIII of the CBCA. No registration, filing or recording of the Indenture under the federal laws of Canada or other applicable laws is necessary to preserve or protect the validity or enforceability of the Indenture or the Securities issued thereunder.

                 (xi) Authorization of the Securities and Exchange Securities.

                 (A) The Securities and the Exchange Securities have been duly authorized by the Company; (B) at the Closing Time, the Securities will have been duly executed by the Company and the Subsidiary Guarantors and, when authenticated, issued and delivered in the manner provided for in the Indenture (assuming due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company and the Subsidiary Guarantors, enforceable against the Company and the

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             Subsidiary Guarantors in accordance with their terms; and (C) the
             Exchange Securities, when executed, authenticated, issued and delivered in exchange for the Securities in accordance with the terms of the Indenture and the Registration Rights Agreement, will constitute valid and binding obligations of each of the Company and the Subsidiary Guarantors entitled to the benefits of the Indenture and enforceable against each of the Company and the Subsidiary Guarantors, in accordance with the terms thereof, except, in the case of (B) and (C), as the enforcement thereof may be limited by the Enforcement Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                 (xii) Authorization of the Guarantees.

                 The form, issuance, execution, delivery and performance of the
             Guarantees have been duly authorized and, at the Closing Time, will have been duly executed by the Subsidiary Guarantors and, when issued and delivered in the manner provided for in the Indenture for the Securities as provided in this Agreement, will constitute valid and binding obligations of the Subsidiary Guarantors enforceable against the Subsidiary Guarantors, in accordance with their terms (subject to the Enforcement Exceptions), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                 (xiii) Authorization of the Registration Rights Agreement.

                 The Registration Rights Agreement has been duly authorized by the Company and each Subsidiary Guarantor and, when executed and delivered by the Company, each Subsidiary Guarantor and the Initial Purchasers, will constitute a valid and binding agreement of the Company and each Subsidiary Guarantor, enforceable against the Company and each Subsidiary Guarantor in accordance with its terms (subject to the Enforcement Exceptions), and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

                 (xiv) Description of the Securities and the Transaction
             Documents.

                 The Securities, the Exchange Securities, the Guarantees, the
             Indenture and the Registration Rights Agreement will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in substantially the respective forms previously delivered to the Initial Purchasers prior to the date of this Agreement.

                 (xv) Absence of Defaults and Conflicts.

                 Neither of the Company nor the Subsidiary Guarantors is in
             violation of its charter or by-laws. Neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults as would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Securities, the Exchange Securities, the Guarantees, Registration Rights Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or the Subsidiary Guarantors, in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum and the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by the Company and the Subsidiary Guarantors with their respective obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments, except for such conflicts, breaches, defaults, Repayment Events, liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect; nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries, nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties that would result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which expressly gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

                 (xvi) Absence of Labor Dispute.

                 No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any Subsidiary Guarantor, is imminent which may reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary Guarantor, is aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                 (xvii) Absence of Proceedings.

                 Except as disclosed in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or any Subsidi-ary Guarantor, threatened, against or affecting the Company or any of its subsidiaries, taken as a whole, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected materially and adversely to affect the properties or assets of the Company or any of its subsidiaries or the consummation of the transactions contemplated by this Agreement or the performance by the Company and the Subsidiary Guarantors of their respective obligations hereunder. The pending legal and governmental proceedings, if any, to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, are not, in the aggregate, reasonably expected to result in a Material Adverse Effect.

                 (xviii) Possession of Intellectual Property.

                 The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                 (xix) Absence of Further Requirements.

                 Except for the registration of the Exchange Securities under the 1933 Act, the qualification under the Trust Indenture Act of 1939 with respect to the Exchange Securities and compliance with state securities laws and Canadian Securities Laws in connection with the offering of the Exchange Securities, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company and the Subsidiary Guarantors of their respective obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of the Indenture and the Registration Rights Agreement by the Company and the Subsidiary Guarantors, except such as have been already obtained.

                 (xx) Possession of Licenses and Permits.

                 The Company and its subsidiaries possess such permits,
             licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the ap-propriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                 (xxi) Title to Property.

                 The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except such as (A) are described in the Offering Memorandum or (B) do not, singly or in the aggregate, affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries, such that it would result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor any of its subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any subsidiary thereof to the continued possession of the leased or subleased premises under any such lease or sublease, such that it would result in a Material Adverse Effect.

                 (xxii) Internal Accounting Controls.

                 The Company and the Subsidiary Guarantors maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has taken reasonable measures to ensure that all its subsidiaries do the same.

                 (xxiii) Insurance.

                 The Company and the Subsidiary Guarantors carry or are entitled to the benefits of insurance with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

                 (xxiv) Similar Registration Rights.

                 Other than pursuant to the Registration Rights Agreement there are no persons with registration rights or other similar rights to have any securities registered by the Company or any Subsidiary Guarantor under the 1933 Act.

                 (xxv) Solvency.

                 The Company and the Subsidiary Guarantors are, and immediately after the Closing Time will be, Solvent. As used herein, the term "Solvent" means, with respect to the Company and the Subsidiary Guarantors on a particular date, that on such date (A) the fair market value of the assets of the Company or each Subsidiary Guarantor, as the case may be, is greater than the total amount of its respective liabilities (including contingent liabilities) taking into consideration its respective contribution rights, (B) the present fair salable value of the assets of the Company or each Subsidiary Guarantor, as the case may be, is greater than the amount that will be required to pay its respective probable liabilities on its debts as they become absolute and matured, (C) the Company or each Subsidiary Guarantor, as the case may be, is able to realize upon its respective assets and pay its respective debts and other liabilities, including contingent obligations, as they mature, and (D) the Company or each Subsidiary Guarantor, as the case may be, does not have unreasonably small capital.

                 (xxvi) No Cessation by Supplier.

                 No supplier of merchandise to the Company or any of the
             Subsidiary Guarantors (or any of their subsidiaries) has ceased shipments to the Company or such subsidiary of merchandise of such a nature, or in such magnitude, as would reasonably be expected to result in a Material Adverse Effect.

                 (xxvii) No Undisclosed Relationships.

                 No relationship, direct or indirect, exists between or among any of the Company or any Subsidiary Guarantor or any of their Affiliates, on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, which the Company would be required to disclose in a registration statement on Form S-1 filed with the Commission pursuant to the 1933 Act, which is not disclosed, to the same extent as would be required in such a registration statement, in the Offering Memorandum.

                 (xxviii) Environmental Laws.

                 Except as described in the Offering Memorandum and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements,
             (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or Environmental Laws.

                 (xxix) Taxes.

                 All income tax returns required by law to be filed by or on behalf of the Company and its subsidiaries have been filed (other than returns with respect to which failure so to file would not have a Material Adverse Effect on the Company and its subsidiaries, considered as a whole) or extensions obtained and all taxes shown by such returns or otherwise assessed which are due and payable have been paid, except assessments against which appeals have been or will be promptly made and as to which adequate reserves have been provided.

                 Under current laws and regulations of Canada and any political subdivision thereof, all interest, principal, premium, if any, and other payments due or made on the Securities may be paid by the Company to the holder thereof in United States dollars that may be converted into foreign currency and freely transferred out of Canada and without the necessity of obtaining any authorization of any government in Canada or any political subdivision or taxing authority thereof or therein.

                 (1) Under current laws and regulations of Canada and any
             political subdivision thereof, no withholding tax imposed under the federal laws of Canada or any political subdivision thereof will be payable in respect of the payment or crediting of any discount, commission or fee as contemplated by this Agreement to an Initial Purchaser that is not resident in Canada, but resident in the United States or if a partnership, all the members of which are not resident in Canada but resident in the United States, in each case, for purposes of the Income Tax Act (Canada) and the Canada-U.S. Income Tax Convention, 1980 (a "U.S. Purchaser") or any interest or deemed interest on the resale of Securities by a U.S. Purchaser to U.S. residents, provided that such U.S. Purchaser deals at arm's length with the Company and that any such discount, commission or fee is payable in respect of services rendered by such U.S. Purchaser outside of Canada, that are performed by such U.S. Purchaser in the ordinary course of business carried on by it that includes the performance of such services for a fee; (2) no goods and services tax imposed under the federal laws of Canada will be collectible by a U.S. Purchaser in respect of the payment or crediting of any commission or fee as contemplated by this Agreement to any U.S. Purchaser; and (3) no stamp duty, registration or documentary taxes, duties or similar charges are or will be payable under the federal laws of Canada or any province or territory of Canada in connection with the creation, issuance, sale or delivery to a U.S. Purchaser of the Securities or the authorization, execution, delivery and performance of this Agreement, the Indenture or the Registration Rights Agreement, the resale of Securities by a U.S. Purchaser to U.S. residents, or the issuance of Exchange Securities or the Private Exchange Securities in exchange for Securities as contemplated by the Registration Rights Agreement.

                 (xxx) No Directed Selling Efforts.

                 With respect to those Securities sold in reliance on Regulation
             S, (A) none of the Company, any Subsidiary Guarantor, or any of their Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Subsidiary Guarantors, make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (B) each of the Company and the Subsidiary Guarantors and their Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Subsidiary Guarantors make no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

                 (xxxi) No Stabilization or Manipulation.

                 None of the Company and the Subsidiary Guarantors or any of
             their officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                 (xxxii) No Distribution of Unauthorized Materials.

                 Neither of the Company nor any of the Subsidiary Guarantors has
             distributed, and, prior to the later to occur of (A) the Closing Time and (B) completion of the distri-bution of the Securities, no such party will distribute, any offering material in connection with the offering and sale of the Securities other than the Offering Memorandum or other materials, if any, permitted by the 1933 Act and approved by the Initial Purchasers.

                 (xxxiii) Investment Company Act.

                 The Company is not required to be registered as an investment company under the Investment Company Act of 1940, as amended.

                 (xxxiv) Rule 144A Eligibility.

                 The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), or quoted in a U.S. automated interdealer quotation system.

                 (xxxv) No General Solicitation.

                 None of the Company, any of the Subsidiary Guarantors, any of
             their Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Subsidiary Guarantors make no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

                 (xxxvi) No Registration Required.

                 Subject to compliance by the Initial Purchasers with the
             representations and warranties set forth in Section 2 and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                 There is no order, ruling or direction of any Canadian
             securities regulator concerning the Company which would deny the benefit of an exemption otherwise provided for under applicable Canadian Securities Laws with respect to the distribution of the Securities or the Exchange Notes, if any (including resales of Securities or Exchange Notes, if any, by the Initial Purchasers to Subsequent Purchasers), and no proceedings which would reasonably be expected to result in any such order or ruling have been instituted or to the knowledge of the Company, are pending or threatened.

                 (xxxvii) Reporting Company.

                 The Company is subject to the reporting requirements of Section
             13 or Section 15(d) of the 1934 Act.

                 (xxxix)   Authorization of the DTC Agreement.

                 The DTC Agreement has been duly authorized by the Company
             and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and binding agreement of the Company, enforceable against the Company, in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and as the enforceability of rights to indemnification and contribution thereunder may be limited by federal or state securities laws and applicable Canadian securities laws.

        (b) Officer's Certificates.

        Any certificate signed by any officer of the Company or any of its subsidiaries delivered to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company and such subsidiary to each Initial Purchaser as to the matters covered thereby.

        SECTION 2. Sale and Delivery to Initial Purchasers; Closing.

        (a) Securities.

        On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the aggregate principal amount of Securities set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional principal amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

        (b) Payment.

        Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, NY 10005, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 9:00 A.M. (eastern time) on the fourth day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Initial Purchasers and the Company (such time and date of payment and delivery being herein called the "Closing Time").

        Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Initial Purchasers of global certificates representing the entire aggregate principal amount of the Securities, interests in which will be credited to the accounts of each Initial Purchaser in the amounts set forth in Schedule A hereto. Either one of the Initial Purchasers may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by the other Initial Purchaser, in the event such other Initial Purchaser shall not have delivered the requisite funds by the Closing Time, but such payment shall not relieve the defaulting Initial Purchaser from its obligations hereunder.

        (c) Denominations; Registration.

        Certificates for the Securities shall be in such denominations ($1,000 or integral multiples thereof and not in excess of $250,000,000 in aggregate) as the Initial Purchasers may request in writing at least one full business day before the Closing Time. The certificates representing the Securities shall be registered in the name of Cede & Co., as nominee for the DTC. and shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. on the last business day prior to the Closing Time.

        SECTION 3. Covenants of Company and the Subsidiary Guarantors.

        The Company and each Subsidiary Guarantor covenant with each Initial Purchaser as follows:

        (a) Offering Memorandum.

        The Company, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

        (b) Notice and Effect of Material Events.

        The Company will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects, of the Company and its subsidiaries which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final

    Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

        (c) Amendment to Offering Memorandum and Supplements.

        The Company will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers, nor the Initial Purchaser's delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

        (d) Qualification of Securities and Guarantees for Offer and Sale.

        The Company will use its best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such jurisdictions as the Initial Purchasers may reasonably designate and will maintain such qualifications in effect as long as required for the sale of the Securities and the Guarantees; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

        (e) Rating of Securities.

        The Company will take all reasonable action necessary to enable Standard and Poor's Ratings Corporation, a division of the McGraw-Hill Companies, ("S&P") and Moody's Investors Service Inc. ("Moody's") to provide their respective credit ratings of the Securities.

        (f) The Depository Trust Company.

        The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the DTC.

        (g) Use of Proceeds.

        The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Memorandum under "Use of Proceeds."

        (h) Restriction on Sale of Securities.

        During a period of 180 days from the date of the Offering Memorandum, the Company will not, without the prior written consent of Merrill Lynch and Scotia Capital, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any other debt securities of the Company or securities of the Company that are convertible into, or exchangeable for, the Securities or such other debt securities.

        (i) PORTAL Designation.

        The Company will use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market.

        SECTION 4. Payment of Expenses.

        (a) Expenses.

        The Company will pay all expenses incident to the performance of its obligations under this Agreement, the Securities, the Exchange Securities, the Guarantees, the Registration Rights Agreement and the Indenture, including (i) the preparation, printing and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Indenture, the Registration Rights Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, the Exchange Securities and the Guarantees, (iii) the preparation, issuance, delivery and deposit of the certificates for the Securities in accordance with Section 2(b) hereof, including any charges of The Depository Trust Company in connection therewith, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities and the Guarantees under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith (other than in connection with the private placement of Notes and Exchange Notes in Canada) and in connection with the preparation of the blue sky survey, any supplement thereto and any legal investment survey,
(vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Securities,
(vii) any fees payable in connection with the rating of the Securities, (viii) one-half (50%) of the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, travel and lodging expenses of the representatives and officers of the Company and the cost of aircraft and other transportation chartered in connection with the road show and (ix) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322.

        (b) Termination of Agreement.

        If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Company and the Subsidiary Guarantors, jointly and severally, shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

        SECTION 5. Conditions of Initial Purchasers' Obligations.

        The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company and the Subsidiary Guarantors contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by each of the Company and the Subsidiary Guarantors of its covenants and other obligations hereunder, and to the following further conditions:

        (a) Opinions of Counsel for the Company and Certain of its Subsidiaries.

        At the Closing Time, the Initial Purchasers shall have received the opinions, dated as of the Closing Time, of (i) Patterson Palmer and Ogilvy Renault, Canadian counsel for the Company and its subsidiaries, in form and substance substantially as set forth in Exhibit A hereto and in all respects reasonably satisfactory to counsel for the Initial Purchasers (and, in giving such opinion may rely, as to all matters governed by the laws of jurisdictions other than the law of the Relevant Provinces and the federal law of Canada, upon the opinions of counsel satisfactory to counsel for the Initial Purchasers), (ii) Shearman & Sterling LLP., U.S. counsel for the Company and its subsidiaries, in form and substance substantially as set forth in Exhibit B hereto and in all respects reasonably satisfactory to counsel for the Initial Purchasers, (iii) Paull & Williamsons, Scottish counsel for the Company and certain of the Subsidiary Guarantors organized under the laws of Scotland, in form and substance substantially as set forth in Exhibit C hereto and in all respects reasonably satisfactory to counsel for the Initial Purchasers, (iv) Law Chambers Barbados counsel for the Company and certain of the Subsidiary Guarantors organized under the laws of Barbados, in form and substance substantially as set forth in Exhibit D hereto and in all respects reasonably satisfactory to counsel for the Initial Purchasers, (v) Minter Ellison, Australian counsel for the Company and certain of the Subsidiary Guarantors organized under the laws of Australia, in form and substance substantially as set forth in Exhibit E hereto and in all respects reasonably satisfactory to counsel for the Initial Purchasers, (vii) White & Case LLP English counsel for the Company and certain of the Subsidiary Guarantors organized under the laws of England and Wales, in form and substance substantially as set forth in Exhibit F and in all respects reasonably satisfactory to counsel for the Initial Purchasers, (viii) IWG Daws LLP, special English counsel for the Company and certain of the Subsidiary Guarantors organized under the laws of Eng-land, in form and substance substantially as set forth in Exhibit G and in all respects reasonably satisfactory to counsel for the Initial Purchasers,
    (ix) Van Doorne, special Dutch counsel for the Company and certain of the Subsidiary Guarantors organized under the laws of The Netherlands, in form and substance substantially as set forth in Exhibit H and (x) Weirsholm Mellby & Bech advokat firma AS, Norwegian counsel for the Company and certain of its subsidiaries organized under the laws of Norway in form and substance substantially as set forth in Exhibit J and in all respects reasonably satisfactory to counsel for the Initial Purchasers. Each of the above counsels may state that, insofar as their respective opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

        (b) Opinion of Counsel for Initial Purchasers.

        At the Closing Time, the Initial Purchasers shall have received a satisfactory opinion, dated as of the Closing Time, of Cahill Gordon & Reindel LLP and Davies Ward Phillips & Vineberg LLP, counsel for the Initial Purchasers, with respect to the matters customarily covered by opinions to initial purchasers in similar transactions. In giving such opinion such counsel may rely upon the opinions of counsel satisfactory to the Initial Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

        (c) Officer's Certificate.

        At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the President, or the chief financial officer, or a Vice President, or equivalent senior ranking officer of the Company and each Subsidiary Guarantor, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company and each Subsidiary Guarantor have complied with all agreements and satisfied all conditions on their parts to be performed or satisfied at or prior to the Closing Time.

        (d) Accountants' Comfort Letters.

        At the time of the execution of this Agreement, the Initial Purchasers shall have received from Ernst & Young LLP, with respect to the historical financial data of the Company, Schreiner and all pro forma data (other than pro forma data for the twelve months ended January 31, 2004) contained in the Offering Memorandum, a letter dated such date, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial data contained in an offering memorandum.

        (e) Bring-down Comfort Letter.

        At the Closing Time, the Initial Purchasers shall have received from Ernst & Young LLP, with respect to the historical financial data of the Company, Schreiner and all pro forma data (other than pro forma data for the twelve months ended January 31, 2004) contained in the Offering Memorandum, a letter dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than four business days prior to the Closing Time.

        (f) Portal Market.

        At the Closing Time, the Securities shall have been designated for trading on the Portal Market.

        (g) Execution of Transaction Documents.

        At the Closing Time, the Indenture, and the Registration Rights Agreement in form and substance reasonably satisfactory to the Initial Purchasers, shall have been duly executed and delivered and be in full force and effect.

        (h) Tender Offer.

        At the Closing Time, the Company shall have received tenders of bonds and consents from a majority of the existing holders of the outstanding 2007 Notes in connection with the Tender Offer and Consent Solicitation.

        (i) Credit Facility.

        At the Closing Time, the Company shall have received consents from the lenders under the Credit Facility and the Credit Facility shall have been amended such that the issuance of the Notes and the purchase of the 2007 Notes in connection with the Tender Offer (and the payment of all fees pursuant thereto) are permitted thereunder.

        (j) Additional Documents.

        At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and their counsel.

        (k) Termination of Agreement.

        If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

        SECTION 6. Subsequent Offers and Resales of the Securities.

        (a) Offer and Sale Procedures.

        Each of the Initial Purchasers and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

            (i) Offers and Sales Only to Qualified Institutional Buyers or Non-U.S. Persons.

        Offers and sales of the Securities shall be made only to (A) persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) or (B) subject to
    (C) below, non-U.S. persons outside the United States, as defined in Regulation S under the 1933 Act, to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the 1933 Act or (C) in Canada and to residents of Canada, in transactions which are exempt from the prospectus requirements of applicable Canadian Securities Laws. Each Initial Purchaser severally agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions.

            (ii) No General Solicitation or Directed Selling Efforts.

        No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act), and no directed selling efforts (within the meaning of Rule 902(c) of Regulation S under the 1933 Act), will be used in the United States in connection with the offering or sale of the Securities. None of the Initial Purchasers nor any person acting on their behalf has made or will make offers or sales of the Securities in the Relevant Provinces by means of any printed media of general and regular paid circulation, radio or television or any other form of advertising.

            (iii) Purchases by Non-Bank Fiduciaries.

        In the case of a non-bank Subsequent Purchaser of a Security acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the applicable Initial Purchaser, be a Qualified Institutional Buyer or a non-U.S. person outside the United States eligible to purchase Securities pursuant to Regulation S.

            (iv) Subsequent Purchaser Notification.

        Each Initial Purchaser shall take reasonable steps to inform persons acquiring Securities from such Initial Purchaser in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Regulation S provided that the Securities may not be directly or indirectly sold in Canada for a period of four months and one day from the Closing Time except pursuant to an available exemption from the prospectus requirements of applicable Canadian Securities Laws, or (3) in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

            (v) Minimum Principal Amount.

        No sale of the Securities to any one Subsequent Purchaser shall be for less than $100,000 principal amount and no Security will be issued in a smaller principal amount. If the Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least $100,000 principal amount of the Securities.

            (vi) Restrictions on Transfer.

        The transfer restrictions and the other provisions set forth in the Offering Memorandum under the heading "Notice to Investors," including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers.

            (vii) Delivery of Offering Memorandum.

        Each Initial Purchaser will deliver to each purchaser of the Securities from such Initial Purchaser, in connection with its original distribution of the Securities, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery and, in the case of purchasers resident in Canada, a copy of the Canadian Offering Memorandum, as amended and supplemented at the date of such delivery.

            (viii) Canadian Filing Requirements

        In connection with sales in Canada, the Initial Purchasers agree to make all filings reasonably required to be made with securities regulatory authorities in Canada with respect to the initial resale of the Securities by the Initial Purchasers to purchasers in Canada, including, without limitation, any required reports of the trades constituting such initial resales, and to pay all filing or other fees applicable in connection therewith.

        (b) Covenants of the Company and the Subsidiary Guarantors.

        The Company and each Subsidiary Guarantor covenant with each Initial Purchaser as follows:

            (i) Integration.

        The Company and each Subsidiary Guarantor agree that they will not and will cause their Affiliates not to solicit any offer to buy or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

            (ii) Rule 144A Information.

        The Company agrees that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is herein referred to as "Additional Information").

            (iii) Restriction on Repurchases.

        Until the expiration of two years after the original issuance of the Securities, the Company and the Subsidiary Guarantors will not, and will cause their Affiliates not to, purchase or agree to purchase or otherwise acquire any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions).

        (c) Resale Pursuant to Rule 903 of Regulation S or Rule 144A.

        Each Initial Purchaser understands that the Securities have not been and will not be registered under the 1933 Act or qualified under Canadian Securities Laws and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act. Each Initial Purchaser severally represents and agrees, that, except as permitted by Section 6(a) above, it has offered and sold Securities and will offer and sell Securities (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commences and the Closing Time, only in accordance with Rule 903 of Regulation S, Rule 144A under the 1933 Act, or another applicable exemption from the registration provisions of the 1933 Act and in respect of sales in Canada, pursuant to applicable exemptions from the prospectus requirements of the Canadian Securities Laws. Accordingly, neither the Initial Purchasers or their Affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts with respect to the Securities, and the Initial Purchasers, their Affiliates and any person acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S. Each Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities (other than a sale of Securities pursuant to Rule 144A) it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice to substantially the following effect:

        The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S, Rule 144A under the Securities Act or another exemption from the registration requirements of the 1933 Act. Terms used above have the meaning given to them by Regulation S.

Terms used in the above paragraph have the meanings given to them by Regulation
S.

        In addition, each Initial Purchaser agrees that it will not offer or sell any Securities, directly or indirectly, in Canada or to, or for the account of any resident of Canada in contravention of the securities laws of any province or territory of Canada and it will advise each dealer to whom it sells such Securities that there exist restrictions on offers and sales of the Securities within Canada or to, or for the account of, any resident thereof.

        (d) Additional Representations and Warranties of Initial Purchasers.

        Each Initial Purchaser severally represents and agrees that it has not entered and will not enter into any contractual arrangements with respect to the distribution of the Securities, except with its Affiliates or with the prior written consent of the Company.

        SECTION 7. Indemnification.

        (a) Indemnification of Initial Purchasers.

        The Company and each Subsidiary Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

        (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

        (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

        (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch and Scotia Capital), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser expressly for use in the Offering Memorandum (or any amendment thereto); provided, further, that the Company and the Subsidiary Guarantors will not be liable to the Initial Purchasers or any person controlling such Initial Purchasers with respect to any such untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum to the extent that the Company and the Subsidi-ary Guarantors shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that the Initial Purchasers sold securities to a person to whom such Initial Purchasers failed to send or give, at or prior to the written confirmation of the sale of such Securities, a copy of the Final Offering Memorandum (as amended or supplemented) if the Company and the Subsidiary Guarantors have previously furnished copies thereof to the Initial Purchasers (sufficiently in advance of the Closing Time to allow for distribution of the Final Offering Memorandum in a timely manner) and complied with their obligations under Sections 3(b) and 3(c) hereof and the loss, liability, claim, damage or expense of the Initial Purchasers resulted from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from such Preliminary Offering Memorandum (as amended or supplemented) that was corrected in the Final Offering Memorandum (as amended or supplemented).

        (b) Indemnification of the Company and the Subsidiary Guarantors

        Each Initial Purchaser severally agrees to indemnify and hold harmless the Company and each Subsidiary Guarantor and each person, if any, who controls the Company or any Subsidiary Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser expressly for use in the Offering Memorandum.

        (c) Actions Against Parties; Notification.

        Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to
Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local or specialized counsel that may reasonably be required) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

        (d) Settlement Without Consent if Failure to Reimburse.

        If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with its request prior to the date of such settlement.

        SECTION 8. Contribution.

        If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors on the one hand and by the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Subsidiary Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

        (a) The relative benefits received by the Company and the Subsidiary Guarantors on the one hand and by the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting fees received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

        (b) The relative fault of the Company and the Subsidiary Guarantors on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and any Subsidiary Guarantor or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        (c) The Company and the Subsidiary Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

        (d) Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the total price at which it purchased the Securities from the Company plus the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

        (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (f) For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company or any Subsidiary Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Subsidiary Guarantors, as the case may be. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

        SECTION 9. Representations, Warranties and Agreements to Survive
Delivery.

        All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any Subsidiary Guarantor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Company or any Subsidiary Guarantor, and shall survive delivery of the Securities to the Initial Purchasers.

SECTION 10.       Termination of Agreement.

        (a) Termination; General.

        The Initial Purchasers may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
(ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or
(iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, The Toronto Stock Exchange or the New York Stock Exchange, if trading generally in the Toronto Stock Exchange or the New York Stock Exchange has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other competent authority, or
(iv) if a banking moratorium has been declared by Canadian, U.S. Federal or New York authorities.

        (b) Liabilities.

        If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

        SECTION 11. Default by One or More of the Initial Purchasers.

        If either one of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it is obligated to purchase under this Agreement (the "Defaulted Securities"), the other Initial Purchaser shall have the right, within 24 hours thereafter, to purchase, or make arrangements for one or more other qualified initial purchasers to purchase, all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, such other Initial Purchaser shall not have completed such arrangements within such 24-hour period, then:

        (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, the non-defaulting Initial Purchaser shall be obligated to purchase the full amount thereof; or

        (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser.

        (c) No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

        (d) In the event of any such default which does not result in a termination of this Agreement, either the Initial Purchasers or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this
Section 11.

        SECTION 12. Notices.

        All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to Merrill Lynch at Four World Financial Center, 250 Vesey Street, New York, New York 10800, attention: Chris Birosak and to Scotia Capital at One Liberty Plaza, 26th Floor, New York, New York 10006, attention: Greg Woynarski.

        SECTION 13. Parties.

        This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Subsidiary Guarantors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Company, the Subsidiary Guarantors and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Company, the Subsidiary Guarantors and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

        SECTION 14. Appointment of Agent for Service.

        The Company and each of the Subsidiary Guarantors have designated CT Corporation System as their authorized agent upon which process may be served in any legal action or proceeding, including with respect to any state or federal securities laws, that may be instituted in any federal court of the United States or the court of any state thereof and arising out of or relating to this Agreement. Service of process upon such agent at 111 Eighth Avenue, New York, NY 10011, or to the Subsidiary Guarantors listed on Schedule D to this Agreement at the ad-dresses listed thereon, shall be deemed in every respect effective service of process upon the Company or any Subsidiary Guarantor, in any such legal action or proceeding. The Company and each of the Subsidiary Guarantors hereby submit to the nonexclusive jurisdiction of any such court in which any such legal action or proceeding is so instituted and waive, to the extent they may effectively do so, any objection they may have now or hereafter to the laying of the venue of any such legal action or proceeding. The Company and the Subsidiary Guarantors shall maintain such appointment so long as the Initial Purchasers shall have any rights pursuant to the terms of this Agreement. The Company and each of the Subsidiary Guarantors agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent.

        SECTION 15. GOVERNING LAW AND TIME.

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

        SECTION 16. Effect of Headings.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company and the Subsidiary Guarantors in accordance with its terms.


                                   Very truly yours,

                                   CHC HELICOPTER CORPORATION


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   CHC HELICOPTER HOLDINGS LIMITED


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   CHC HELICOPTERS INTERNATIONAL INC.


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   VIKING HELICOPTERS LIMITED


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   CANADIAN HELICOPTERS (U.K.) LIMITED


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                  CHC SCOTIA LIMITED


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   BRINTEL HOLDINGS LIMITED


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   BRINTEL HELICOPTERS LIMITED


                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                   FLIGHT HANDLING LIMITED


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    BOND HELICOPTER SERVICES LIMITED


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    NORTH DENES AERODROME LTD.


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                   COURT AIR (PROPRIETARY) LTD.


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   COURT HELICOPTER SERVICES
                                       (PROPRIETARY) LTD.


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   COURT FLIGHT SAFETY (PROPRIETARY) LTD.


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   CHC HELICOPTERS (AFRICA)
                                       (PROPRIETARY) LTD.


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   LLOYD HELICOPTER SERVICES LIMITED


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                   MANAGEMENT AVIATION LIMITED


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   LLOYD HELICOPTER SERVICES PTY. LTD.


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   LLOYD HELICOPTERS PTY. LTD.


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   LLOYD OFFSHORE HELICOPTERS PTY. LTD.


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   LLOYD BASS STRAIT HELICOPTERS PTY. LTD.


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                   LLOYD HELICOPTERS INTERNATIONAL PTY. LTD.,
                                     in its sole capacity and as trustee
                                     for THE AUSTRALIAN HELICOPTERS TRUST


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   CHC HELICOPTERS (BARBADOS) LIMITED


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   CHC LEASING (BARBADOS) LIMITED


                                   By
                                       -----------------------------------
                                       Name:
                                       Title:


                                   CHC CAPITAL  (BARBADOS) LIMITED


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   CHC IRELAND LIMITED


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                   CHC SWEDEN AB


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   CHC NETHERLANDS BV


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   SCHREINER LUCHTVAART GROEP BV


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   CAPITAL AVIATION SERVICES BV


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   HANDELSMAATSCHAPPIJ SCHREINER & CO. BV


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                   LUCHTVAARTMAATSCHAPPIJ SCHREINER
                                      AIRWAYS BV


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   SCHREINER AIRCRAFT MAINTENANCE BV


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   SCHREINER NORTHSEA HELICOPTERS BV


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   SCHREINER NORTHSEA HELICOPTERS CV


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   SCHREINER CANADA LTD.


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   SCHREINER ONROEREND GOED BV


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                   AVIATION PERSONNEL RECRUITMENT AND
                                      MANAGEMENT (APRAM) LIMITED


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   SCHREINER TCHAD SA


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   4083423 CANADA INC.


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   WHIRLY BIRD SERVICES LIMITED


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   CHC HELICOPTERS (MAURITIUS) LTD.


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER &
   SMITH INCORPORATED


MERRILL LYNCH, PIERCE, FENNER &
   SMITH INCORPORATED


By:
   -----------------------------------
   Name:
   Title:


SCOTIA CAPITAL (USA) INC.


By:
   -----------------------------------
   Name:
   Title:

                                   SCHEDULE A

                                                                             Principal
                                                                             Amount of
Name of Initial Purchaser                                                    Securities
-------------------------                                                    ----------
Merrill Lynch, Pierce, Fenner & Smith Incorporated ...................     $  125,000,000
Scotia Capital (USA) Inc. ............................................     $  125,000,000

Total ................................................................     $  250,000,000
                                                                           --------------

                                   SCHEDULE B

                           CHC HELICOPTER CORPORATION
                                  $250,000,000
                   7 3/8 % Senior Subordinated Notes due 2014


        1. The initial offering price of the Securities shall be 99.455% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

        2. The purchase price to be paid by the Initial Purchasers for the Securities shall be 99.455% of the principal amount thereof; in addition, 1.75% of 100% of the principal amount of the Securities will be remitted by the Company to the Initial Purchasers as fees in connection with this offering.

        3. Interest on the Notes shall be payable on May 1 and November 1 of each year, commencing November 1, 2004. The Notes will mature on May 1, 2014.

        4. The interest rate on the Securities shall be 7 3/8 % per annum.

        5. Except in the circumstances described in paragraphs 6 and 7 below, the Notes shall not be redeemable at the option of the Company at any time prior to May 1, 2009. The Notes shall be redeemable at the option of the Company, as a whole or from time to time in part, at any time on or after May 1, 2009, at the redemption prices (expressed as percentages of principal amount) set forth below, together with accrued interest, if any, to the redemption date, if redeemed during the 12-month period beginning on May 1 of the years indicated below (subject to the right of holders of record on relevant record dates to receive interest due on an interest payment date):

                                                             Redemption
      Year                                                     Price
      ----                                                   ----------
      2009.............................................       103.688%
      2010.............................................       102.458%
      2011.............................................       101.229%
      2012 and thereafter..............................        100.00%

        Before May 1, 2009, the Company may also redeem the Notes, as a whole or from time to time in part, at a redemption price equal to 100% of the principal amount thereof, plus the Applicable Premium (as defined in the Indenture) as of, and accrued and unpaid interest and additional interest thereon, if any, to, the date of redemption (the "Redemption Date").

        6. In addition, at any time or from time to time prior to May 1, 2007, the Company, at its option, may redeem up to 35% of the original aggregate principal amount of the Notes plus any Additional Notes (as defined in the Indenture), within 90 days of one or more Public Equity Offerings (as defined in the Indenture, with the net proceeds of such offering at a redemption price equal to 107.375% of the principal amount thereof, together with accrued interest, if any, to the redemption date (subject to the right of holders of record on relevant record dates to receive interest due on relevant interest payment dates); provided that immediately after giving effect to any such redemption at least 65% of the original aggregate principal amount of the Notes originally issued plus any Additional Notes remains outstanding.

        7. The Notes shall also be subject to redemption as a whole, but not in part, at the option of the Company at any time, on not less than 30 nor more than 60 days' prior written notice to the Holders (which notice shall be irrevocable), at 100% of the principal amount, together with accrued interest thereon to the redemption date, and all Additional Amounts (as defined in the Indenture), if any, then due or becoming due on the redemption date, in the event the Company or any Subsidiary Guarantor is, has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Notes, any Additional Amounts or indemnification payments (other than in respect of Documentary Taxes) as a result of a change or amendment in the laws (including any regulations or rulings promulgated thereunder) of a Taxing Jurisdiction or any change in or new or different position regarding the application, administration or interpretation of such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction), which change is announced or becomes effective on or after the date of the offering memorandum; provided that the Company determines, in its business judgment, that the obligation to pay such Additional Amounts cannot be avoided by the use of reasonable measures available to the Company or a Subsidiary Guarantor.

        Notwithstanding the foregoing, no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company or a Subsidiary Guarantor would, but for such redemption, be obligated to make such payment or withholding or later than 365 days after the Company or a Subsidiary Guarantor first becomes liable to make such payment or withholding or later than 365 days after the Company or a Subsidiary Guarantor first becomes liable to make such payment or withholding. Prior to the mailing of any notice of redemption of the Notes pursuant to the foregoing, the Company will deliver to each Trustee an opinion of an independent tax counsel of recognized international standing to the effect that the circumstances referred to above exist. Each Trustee shall accept such opinion as sufficient evidence of the satisfaction of the conditions precedent above, in which event it shall be conclusive and binding on the Holders.

        8. Upon the occurrence of a Change of Control (as defined in the Indenture), the Company will be obligated to make an offer to purchase all outstanding Notes at a price of 101% of the principal amount thereof (determined at the date of purchase), plus accrued and unpaid interest, if any, to the date of purchase. Upon the occurrence of an Asset Sale (as defined in the Indenture) (subject to the limits described within if the offer to purchase is made within the first five years after the Notes are issued), the Company may be required to make an offer to purchase all or a portion of the outstanding Notes at a price of

                                     Sch B-2

100% of the principal amount thereof (determined at the date of purchase), plus accrued and unpaid interest, if any, to the date of purchase.


                                   SCHEDULE C
                              List of Subsidiaries

                                                          Percentage of Equity
                                                          owned by the Company
Subsidiary Guarantors                                    (directly or indirectly)
4083423 Canada Inc.                                               100%
The Australian Helicopters Trust                                  100%
Aviation Personnel Recruitment and
   Management (APRAM) Limited                                     100%
Bond Helicopter Services Limited                                  100%
Brintel Helicopters Limited                                       100%
Brintel Holdings Limited                                          100%
Canadian Helicopters (U.K.) Limited                               100%
Capital Aviation Services BV                                      100%
CHC Capital (Barbados) Limited                                    100%
CHC Helicopter Holdings Limited                                   100%
CHC Helicopters (Africa) (Proprietary) Ltd.                       100%
CHC Helicopters (Barbados) Limited                                100%
CHC Helicopters International Inc.                                100%
CHC Helicopters (Mauritius) Ltd.                                  100%
CHC Ireland Limited                                               100%
CHC Leasing (Barbados) Limited                                    100%
CHC Netherlands BV                                                100%
CHC Scotia Limited                                                100%
CHC Sweden AB                                                     100%
Court Air (Proprietary) Ltd.                                      100%
Court Flight Safety (Proprietary) Ltd.                            100%
Court Helicopter Services (Proprietary) Ltd.                      100%
Flight Handling Limited                                           100%
Handelsmaatschappij Schreiner & Co. BV                            100%
Lloyd Bass Strait Helicopters Pty. Ltd.                           100%
Lloyd Helicopter Services Limited                                 100%
Lloyd Helicopter Services Pty. Ltd.                               100%
Lloyd Helicopters Pty. Ltd.                                       100%
Lloyd Helicopters International Pty. Ltd.                         100%
Lloyd Offshore Helicopters Pty. Ltd.                              100%
Luchtvaartmaatschappij Schreiner Airways BV                       100%
Management Aviation Limited                                       100%
North Denes Aerodrome Ltd.                                        100%

                                     Sch B-3

Schreiner Aircraft Maintenance BV                                 100%
Schreiner Canada Ltd.                                             100%
Schreiner Luchtvaart Groep BV                                     100%
Schreiner Northsea Helicopters BV                                 100%
Schreiner Northsea Helicopters CV                                 100%
Schreiner Onroerend Goed BV                                       100%
Schreiner Tchad SA                                                100%
Viking Helicopters Limited                                        100%
Whirly Bird Services Limited                                      100%

Restricted Subsidiaries

APAC Limited                                                      100%
Bond Rotary Wing Limited                                          100%
Canadian Helicopters (International) Limited                      100%
CHC Denmark ApS                                                   100%
CHC Helicopters (South Africa) (Proprietary) Limited               75%
CHC Helikopter Services AS                                        100%
CHC Reinsurance SA                                                100%
Heliwest AS                                                       100%
Heliworld Leasing Limited                                         100%
Inter Aviation Support (IAS) Limited                              100%
Integra Leasing AS                                                100%
Schreiner Air Target Services BV                                  100%
Schreiner Components BV                                            80%

Unrestricted Subsidiaries

CHC Composites Inc.                                               100% (of
                                                               Common Shares)

                                     Sch C-2

                                   SCHEDULE D
                               Service of Process

Current addresses for service of process in The Netherlands (as such addresses for service of process may change if the offices of the relevant companies change)


Capital Aviation Services BV                       Diamantlaan 1
                                                   2132 WV Hoofddorp
                                                   The Netherlands
                                                   Fax: + 31 23 5555500
                                                   Attn:  Managing Director

CHC Netherlands BV                                 Rokin 55
                                                   1012 KK Amsterdam
                                                   The Netherlands
                                                   Fax: + 31 23 5555500
                                                   Attn:  Managing Director

Handelmaatschappij Schreiner & Co. BV              Diamantlaan 1
                                                   2132 WV Hoofddorp
                                                   The Netherlands
                                                   Fax: + 31 23 5555500
                                                   Attn:  Managing Director

Luchtvaartmaatschappij Schreiner Airways BV        Diamantlaan 1
                                                   2132 WV Hoofddorp
                                                   The Netherlands
                                                   Fax: + 31 23 5555500
                                                   Attn:  Managing Director

Schreiner Aircraft Maintenance BV                  Horsterweg 19
                                                   6199 AC Maastricht-Airport
                                                   The Netherlands
                                                   Fax: + 31 23 5555500
                                                   Attn:  Managing Director

Schreiner Luchtvaart Groep BV                      Diamantlaan 1
                                                   2132 WV Hoofddorp
                                                   The Netherlands
                                                   Fax: + 31 23 5555500
                                                   Attn:  The President

Schreiner Northsea Helicopters BV                  Luchthavenweg 18
                                                   1786 PP Den Helder
                                                   The Netherlands
                                                   Fax: + 31 23 5555500
                                                   Attn:  Managing Director

Schreiner Northsea Helicopters CV                  Luchthavenweg 18
                                                   1786 PP Den Helder
                                                   The Netherlands
                                                   Fax: + 31 23 5555500
                                                   Attn:  Managing Director

Schreiner Onroerend Goed BV                        Diamantlaan 1
                                                   2132 WV Hoofddorp
                                                   The Netherlands
                                                   Fax: + 31 23 5555500
                                                   Attn:  Managing Director

                                     Sch C-2

                               [EXHIBITS ATTACHED]